EXHIBIT 99.1


Accrued Interest Date:                                Collection Period Ending:
25-Jan-06                                                             31-Jan-06

Distribution Date:       BMW Vehicle Owner Trust 2003-A                Period #
27-Feb-06                ------------------------------                      34


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Balances
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
                                                                                   Initial        Period End
    Receivables                                                             $1,643,640,298      $261,281,878
    Reserve Account                                                            $12,327,302        $8,218,201
    Yield Supplement Overcollateralization                                      $9,034,825        $1,455,174
    Class A-1 Notes                                                           $380,000,000                $0
    Class A-2 Notes                                                           $455,000,000                $0
    Class A-3 Notes                                                           $470,000,000                $0
    Class A-4 Notes                                                           $296,913,000      $227,134,232
    Class B Notes                                                              $32,692,000       $32,692,000

Current Collection Period
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    Beginning Receivables Outstanding                                         $282,911,377
    Calculation of Total Distribution Amount
        Regular Principal Distributable Amount
             Receipts of Scheduled Principal                                   $13,389,483
             Receipts of Pre-Paid Principal                                     $7,706,952
             Liquidation Proceeds                                                 $243,633
             Principal Balance Allocable to Gross Charge-offs                     $289,431
        Total Receipts of Principal                                            $21,629,499

        Interest Distribution Amount
             Receipts of Interest                                               $1,283,009
             Servicer Advances                                                          $0
             Reimbursement of Previous Servicer Advances                          ($54,715)
             Accrued Interest on Purchased Receivables                                  $0
             Recoveries                                                            $41,101
             Net Investment Earnings                                               $25,925
        Total Receipts of Interest                                              $1,295,321

        Release from Reserve Account                                                    $0

    Total Distribution Amount                                                  $22,635,389

    Ending Receivables Outstanding                                            $261,281,878

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance                        $82,193
    Current Period Servicer Advance                                                     $0
    Current Reimbursement of Previous Servicer Advance                            ($54,715)
    Ending Period Unreimbursed Previous Servicer Advances                          $27,478

Collection Account
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    Deposits to Collection Account                                             $22,635,389
    Withdrawals from Collection Account
        Servicing Fees                                                            $235,759
        Class A Noteholder Interest Distribution                                  $524,201
        First Priority Principal Distribution                                           $0
        Class B Noteholder Interest Distribution                                   $79,823
        Regular Principal Distribution                                         $21,498,669
        Reserve Account Deposit                                                         $0
        Unpaid Trustee Fees                                                             $0
        Excess Funds Released to Depositor                                        $296,937
    Total Distributions from Collection Account                                $22,635,389



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Excess Funds Released to the Depositor
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        Release from Reserve Account                                                    $0
        Release from Collection Account                                           $296,937
    Total Excess Funds Released to the Depositor                                  $296,937

Note Distribution Account
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    Amount Deposited from the Collection Account                               $22,102,693
    Amount Deposited from the Reserve Account                                           $0
    Amount Paid to Noteholders                                                 $22,102,693

Distributions
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    Monthly Principal Distributable Amount                                 Current Payment    Ending Balance   Per $1,000    Factor
    Class A-1 Notes                                                                     $0                $0        $0.00     0.00%
    Class A-2 Notes                                                                     $0                $0        $0.00     0.00%
    Class A-3 Notes                                                                     $0                $0        $0.00     0.00%
    Class A-4 Notes                                                            $21,498,669      $227,134,232       $72.41    76.50%
    Class B Notes                                                                       $0       $32,692,000        $0.00   100.00%

    Interest Distributable Amount                                          Current Payment        Per $1,000
    Class A-1 Notes                                                                     $0             $0.00
    Class A-2 Notes                                                                     $0             $0.00
    Class A-3 Notes                                                                     $0             $0.00
    Class A-4 Notes                                                               $524,201             $1.77
    Class B Notes                                                                  $79,823             $2.44



Carryover Shortfalls
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                                                                    Prior Period Carryover   Current Payment   Per $1,000
    Class A-1 Interest Carryover Shortfall                                              $0                $0           $0
    Class A-2 Interest Carryover Shortfall                                              $0                $0           $0
    Class A-3 Interest Carryover Shortfall                                              $0                $0           $0
    Class A-4 Interest Carryover Shortfall                                              $0                $0           $0
    Class B Interest Carryover Shortfall                                                $0                $0           $0


Receivables Data
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                                                                          Beginning Period     Ending Period
    Number of Contracts                                                             27,351            26,379
    Weighted Average Remaining Term                                                  21.67             20.74
    Weighted Average Annual Percentage Rate                                          5.12%             5.11%

    Delinquencies Aging Profile End of Period                                Dollar Amount        Percentage
        Current                                                               $228,732,598            87.54%
        1-29 days                                                              $25,071,962             9.60%
        30-59 days                                                              $5,225,710             2.00%
        60-89 days                                                                $936,416             0.36%
        90-119 days                                                               $393,965             0.15%
        120+ days                                                                 $921,227             0.35%
        Total                                                                 $261,281,878           100.00%
        Delinquent Receivables +30 days past due                                $7,477,318             2.86%


    Write-offs
        Gross Principal Write-Offs for Current Period                             $289,431
        Recoveries for Current Period                                              $41,101
        Net Write-Offs for Current Period                                         $248,330

        Cumulative Realized Losses                                              $8,050,753


    Repossessions                                                            Dollar Amount             Units
        Beginning Period Repossessed Receivables Balance                          $611,625                40
        Ending Period Repossessed Receivables Balance                             $396,484                31
        Principal Balance of 90+ Day Repossessed Vehicles                           $4,779                 1


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Yield Supplement Overcollateralization
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    Beginning Period Required Amount                                            $1,586,004
    Beginning Period Amount                                                     $1,586,004
    Ending Period Required Amount                                               $1,455,174
    Current Period Release                                                        $130,830
    Ending Period Amount                                                        $1,455,174
    Next Distribution Date Required Amount                                      $1,330,081

Reserve Account
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    Beginning Period Required Amount                                            $8,218,201
    Beginning Period Amount                                                     $8,218,201
    Net Investment Earnings                                                        $25,925
    Current Period Deposit                                                              $0
    Current Period Release to Collection Account                                        $0
    Current Period Release to Depositor                                                 $0
    Ending Period Required Amount                                               $8,218,201
    Ending Period Amount                                                        $8,218,201

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